                                                                    EXHIBIT 99.6


ITEM 4 - SCHEDULE OF ACQUISITIONS, REDEMPTIONS, OR RETIREMENTS OF SYSTEM SECURITIES

                                                                   EXHIBIT F.(2)

                                                   Calendar Year 1998
                                                 (Thousands of Dollars)
--------------------------------------------------------------------------------------------------------------------------
                                                               Number of
                                                Number of      Shares or
                                                Shares or      Principal
                                                Principal       Amount
                                                Amount         Redeemed or                              Commission
     Name of Issuer and Title of Issue          Acquired         Retired   Consideration              Authorization
--------------------------------------------------------------------------------------------------------------------------
Registered Holding Company:

  CNG Transmission:
    Non-negotiable note
      6.2% Non-negotiable note due 9/30/10      $ 50,000                     $ 50,000                   Rule 52
                                                ========                     ========


  Virginia Natural Gas:
    Non-negotiable note
      6.2% Non-negotiable note due 9/30/10      $ 55,000                     $ 55,000                   Rule 52
                                                ========                     ========


  CNG Producing:
    Non-negotiable note
      6.2% Non-negotiable note due 9/30/10      $ 25,000                     $ 25,000                   Rule 52
                                                ========                     ========

ITEM 4 - SCHEDULE OF ACQUISITIONS, REDEMPTIONS, OR RETIREMENTS OF SYSTEM SECURITIES (Continued)

                                                 Calendar Year 1998
                                               (Thousands of Dollars)

--------------------------------------------------------------------------------------------------------------------------
                                                               Number of
                                                Number of      Shares or
                                                Shares or      Principal
                                                Principal       Amount
                                                 Amount       Redeemed or                              Commission
     Name of Issuer and Title of Issue          Acquired       Retired     Consideration             Authorization
--------------------------------------------------------------------------------------------------------------------------
  CNG International:
    Non-negotiable notes
      6.2% Non-negotiable note due 9/30/10      $ 15,000                     $ 15,000                   Rule 52
      6.95% Non-negotiable note due 12/15/27    $ 15,150                     $ 15,150
                                                --------                     --------
                                                $ 30,150                     $ 30,150
                                                ========                     ========

Subsidiaries of Registered Holding Company:
  Service Company:
    Non-negotiable notes
      6.2% Non-negotiable note due
        9/30/98                                                 $  5,000     $  5,000                   Rule 42
      9.5% Non-negotiable note due
        11/30/98                                                $    240     $    240                   Rule 42
                                                                --------     --------
                                                                $  5,240     $  5,240
                                                                ========     ========

  CNG Transmission:
    Non-negotiable notes
      6.2% Non-negotiable note due
        9/30/98                                                 $100,800     $100,800                   Rule 42
      9.5% Non-negotiable note due
        11/30/98                                                $  2,076     $  2,076                   Rule 42
                                                                --------     --------
                                                                $102,876     $102,876
                                                                ========     ========

ITEM 4 - SCHEDULE OF ACQUISITIONS, REDEMPTIONS, OR RETIREMENTS OF SYSTEM SECURITIES (Continued)

                                                Calendar Year 1998
                                              (Thousands of Dollars)

--------------------------------------------------------------------------------------------------------------------------
                                                               Number of
                                                Number of      Shares or
                                                Shares or      Principal
                                                Principal       Amount
                                                 Amount       Redeemed or                              Commission
     Name of Issuer and Title of Issue          Acquired       Retired     Consideration             Authorization
--------------------------------------------------------------------------------------------------------------------------
  East Ohio Gas:
    Non-negotiable notes
      6.2% Non-negotiable note due
        9/30/98                                                 $ 78,900     $ 78,900                   Rule 42
      9.5% Non-negotiable note due
        11/30/98                                                $    690     $    690                   Rule 42
                                                                --------     --------
                                                                $ 79,590     $ 79,590
                                                                ========     ========

  Peoples Natural Gas:
    Non-negotiable notes
      6.2% Non-negotiable note due
        9/30/98                                                 $ 10,000     $ 10,000                   Rule 42
      9.5% Non-negotiable note due
        11/30/98                                                $    512     $    512                   Rule 42
                                                                --------     --------
                                                                $ 10,512     $ 10,512
                                                                ========     ========

  Virginia Natural Gas Company:
    Non-negotiable note
      6.2% Non-negotiable note due
        9/30/98                                                 $ 40,100     $ 40,100                   Rule 42
    Unsecured loan
      9.94% Unsecured loan due 1/1/98                           $  4,000     $  4,000                   Rule 42
                                                                --------     --------
                                                                $ 44,100     $ 44,100
                                                                ========     ========

ITEM 4 - SCHEDULE OF ACQUISITIONS, REDEMPTIONS, OR RETIREMENTS OF SYSTEM SECURITIES (Continued)

                                                 Calendar Year 1998
                                               (Thousands of Dollars)

--------------------------------------------------------------------------------------------------------------------------
                                                               Number of
                                                Number of      Shares or
                                                Shares or      Principal
                                                Principal       Amount
                                                 Amount       Redeemed or                              Commission
     Name of Issuer and Title of Issue          Acquired       Retired     Consideration             Authorization
--------------------------------------------------------------------------------------------------------------------------
  Hope Gas:
    Non-negotiable notes
      6.2% Non-negotiable note due
        9/30/98                                                 $  8,400     $  8,400                   Rule 42
      9.5% Non-negotiable note due
        11/30/98                                                $    224     $    224                   Rule 42
                                                                --------     --------
                                                                $  8,624     $  8,624
                                                                ========     ========

  CNG Field Services:
    Non-negotiable note
      6.2% Non-negotiable note due
        9/30/98                                                 $  7,350     $  7,350                   Rule 42
                                                                ========     ========

  CNG Power:
    Non-negotiable notes
      9.5% Non-negotiable note due
        11/30/98                                                $     33     $     33                   Rule 42
      8.75% Non-negotiable note due
        11/30/98                                                $    357     $    357                   Rule 42
                                                                --------     --------
                                                                $    390     $    390
                                                                ========     ========

ITEM 4 - SCHEDULE OF ACQUISITIONS, REDEMPTIONS, OR RETIREMENTS OF SYSTEM SECURITIES (Concluded)

                                                 Calendar Year 1998
                                               (Thousands of Dollars)

--------------------------------------------------------------------------------------------------------------------------
                                                               Number of
                                                Number of      Shares or
                                                Shares or      Principal
                                                Principal       Amount
                                                 Amount       Redeemed or                              Commission
     Name of Issuer and Title of Issue          Acquired       Retired     Consideration             Authorization
--------------------------------------------------------------------------------------------------------------------------
CNG International:
    Non-negotiable note
      6.95% Non-negotiable note due
        12/15/27                                                $ 55,150     $ 55,150                   Rule 42
                                                                ========     ========